                                                                    Exhibit 99.1

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-SL3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL3



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    ABN AMRO
                                     TRUSTEE





                               OCTOBER [27], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-SL3
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.


------------------------------------------------------------------------------------------------------------------------------------
LTV :                                         Fixed $      2/28 $   3/27 $   5/25 $  Other    MH Stratification:
------------------------------------------------------------------------------------------------------------------------------------
                            BELOW 70        3,125,492                                         Total Balance                   0
                         70.01 TO 75        1,814,161                                         % Pool Balance              0.00%
                         75.01 TO 80        6,003,869                                         Ave. FICO                       0
                         80.01 TO 85        4,219,199                                         Ave. LTV                        0
                         85.01 TO 90        27,627,943                                        % Full Docs                    0%
                         90.01 TO 95        39,297,770
                        95.01 TO 100       293,903,012                                        Silent Seconds Stratification:
                         100.01 PLUS                                                          Total Balance         448,827,842
                                                                                              % Pool Balance              65.0%
FICO                                                                                          Ave. FICO                     661
                           BELOW 549                                                          Ave. LTV                    79.62
                          550 TO 574                                                          % Full Docs                75.34%
                          575 TO 599        10,395,583
                          600 TO 624        57,642,298
                                                                                              Second Lien Stratification:
                          625 TO 649        77,870,891                                        Total Balance         375,991,445
                          650 TO 674        67,509,100                                        % Pool Balance             100.00
                          675 TO 699        57,136,723                                        Ave. FICO                     672
                            700 PLUS       105,436,850                                        Ave. LTV                    97.23
                                                                                              % Full Docs                 42.12

Property Type:
              SINGLE-FAMILY DETACHED       246,276,830                                        LTV Above 90 Stratification:
                                 PUD        59,034,844                                        Total Balance         333,200,782
                               CONDO        32,050,548                                        % Pool Balance              88.62
                      3+ FAMILY DET.        38,629,224                                        Ave. FICO                     668
                  MANUFACTURED HOUSE                                                          Ave. LTV                    98.88
                               OTHER                                                          % Full Docs                42.10%


Purpose:
                            PURCHASE       298,787,458
                 REFINANCE RATE/TERM        19,373,384
   CASH OUT REFI (COF) BELOW  70 LTV        2,026,701
          COF WITH  LTV  70.01 TO 75        1,223,757
          COF WITH  LTV  75.01 TO 80        4,271,417
          COF WITH  LTV  80.01 TO 85        2,322,503
          COF WITH  LTV  85.01 TO 90        9,018,713
          COF WITH  LTV  90.01 TO 95        7,909,338
         COF WITH  LTV  95.01 TO 100        31,058,174
         COF WITH   LTV  100.01 PLUS
                               OTHER




Occupancy Status:
                      OWNER OCCUPIED       354,828,174
                            2ND HOME        2,165,645
                          INVESTMENT        18,997,626
                               OTHER




Loan Balance
                        BELOW 50,000       162,574,255
                50,000.01 TO 100,000       152,605,233
               100,000.01 TO 150,000        49,483,522
               150,000.01 TO 200,000        8,373,630
               200,000.01 TO 400,000        2,455,743
               400,000.01 TO 500,000         499,061
               500,000.01 TO 600,000
             600,000.01 TO 1,000,000
              1,000,000.01 AND ABOVE




Loan Term
                           >30 YEARS
                            30 YEARS       105,106,588
                            20 YEARS        5,110,095
                            15 YEARS       265,625,279
                               OTHER         149,482




Documentation Type
                  FULL DOCUMENTATION       167,259,260
               LIMITED DOCUMENTATION        4,075,718
       STATED DOCS WITH LTV BELOW 70        1,374,786
   STATED DOCS WITH LTV  70.01 TO 75         302,005
  STATED DOCS WITH LTV   75.01 TO 80        2,300,454
  STATED DOCS WITH LTV   80.01 TO 85         612,253
  STATED DOCS WITH LTV   85.01 TO 90        10,272,017
  STATED DOCS WITH LTV   90.01 TO 95        14,477,822
 STATED DOCS WITH LTV   95.01 TO 100       131,686,388
   STATED DOCS WITH LTV ABOVE 100.01
                               OTHER



Lien Status
                            1ST LIEN
     SECOND LIENS WITH LTV BELOW  85        15,162,720
  SECOND LIENS WITH LTV  85.01 TO 90        27,627,943
  SECOND LIENS WITH LTV  90.01 TO 95        39,297,770
 SECOND LIENS WITH LTV  95.01 TO 100       293,903,012
 SECOND LIENS WITH LTV  ABOVE 100.01




Interest Only
             DOLLAR OF MORTGAGE TYPE
                           AVE. FICO
                            AVE. LTV
                       % STATED DOCS
                         % FULL DOCS
